SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 5, 2004


                      Commission file number: 33-131110-NY

                               4net Software, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                                   22-1895668
 ------------------------------                   ------------------
 State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization                    Identification No.)


                 100 Mill Plain Road, Danbury, Connecticut 06811
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (203) 791-3872
            ---------------------------------------------------------
              (Registrant's Telephone Number, including area code)

Item 5.   Other Infomration.

     On January 5, 2004, 4net Software, Inc. (the "Company") relocated its offices from 10 South Street, Suite 202, Ridgefield, Connecticut, 06877 to 100 Mill Plain Road, Danbury, Connecticut 06811. Additionally, the Company's telephone changed to (203) 791-3872. The Company is using a portion of the premises occupied by Catalyst Financial LLC, a full service brokerage, investment banking and consulting firm, located at 100 Mill Plain Road, Danbury, Connecticut 06811. Steven N. Bronson, the President of the Company, is the principal and owner of Catalyst Financial LLC. Catalyst Financial LLC has agreed to waive the payment of any rent by the Company for use of the offices.

     Prior to January 5, 2004, the Company subleased a portion of the premises located at 10 South Street, Suite 202, Ridgefield, Connecticut 06877. The Company's monthly rent obligation for its prior office was $1,000 per month plus a flat fee of $50 per month for utilities.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Financial Statements of Business Acquired

               Not Applicable

          (b) Pro Forma Financial Information

               Not Applicable

          (c) Exhibits.

               None


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 4net Software, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           4net Software, Inc.
                                           (Registrant)

                                       By: /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson,
                                           CEO and President

Dated: January 30, 2004